UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

CapsoVision, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42705	20-3369494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18805 Cox Avenue, Suite 250 Saratoga, California	95070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408)-624-1488

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
common stock, $0.001 par value per share	CV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 1, 2025, CapsoVision, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with The Benchmark Company, LLC (“Benchmark”) and Roth Capital Partners, LLC (“Roth”), as representatives of the underwriters named therein (the “Representatives”), pursuant to which the Company issued and sold, in its initial public offering (the “Public Offering”), 5,500,000 shares of its common stock, $0.001 par value per share (“Common Stock”). The shares of Common Stock were sold to the public at the price of $5.00 per share and offered by the Company pursuant to a registration statement on Form S-1, as amended (File No. 333-287148), which was declared effective by the Securities and Exchange Commission on July 1, 2025 (the “Registration Statement”). On July 3, 2025, the Public Offering closed (the “Closing Date”), resulting in gross proceeds to the Company of $27.5 million, before deducting underwriting discounts and commissions and offering expenses. The Company also has granted to the underwriters a 30-day overallotment option (the “Over-Allotment Option”) to purchase up to an additional 825,000 shares of Common Stock, which is equal to 15% of the number of shares of Common Stock sold in the Public Offering.

The Company agreed to an underwriting discount of 7% of the public offering price of the shares of Common Stock sold in the Public Offering (or 5% for those shares sold in the Public Offering to investors referred to the underwriters by the Company). In addition, the Company issued to Benchmark and Roth warrants to purchase an aggregate of 165,000 shares of Common Stock (the “Representatives’ Warrants”). If the Representatives exercise their Over-Allotment Option in full, the number of shares covered by the Representatives’ Warrants will be increased in the aggregate by an additional 24,750 shares of Common Stock. The Representatives’ Warrants are exercisable at a per share exercise price equal to $6.25 and are exercisable at any time and from time to time, in whole or in part, for a term of five years commencing from the first day of the seventh month after the Closing Date, and terminating on July 1, 2030. Neither the Representatives’ Warrants nor any of the shares of Common Stock issued upon exercise of the Representatives’ Warrants may be sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities by any person, for a period of one hundred and eighty (180) days immediately following the Closing Date, except as permitted by applicable FINRA rules. The shares of Common Stock underlying the Representatives’ Warrants are registered pursuant to the Registration Statement but do not provide for ongoing registration rights.

The Underwriting Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. In addition, pursuant to the terms of the Underwriting Agreement, the Company and its officers and directors and certain stockholders have entered into lock-up agreements pursuant to which each of them has agreed not to, for a period of six (6) months after the Closing Date, without the prior consent of the Representatives, offer, sell, transfer or otherwise dispose of the Company’s securities, subject to limited exceptions.

The foregoing summary of the terms of the Underwriting Agreement and the Representatives’ Warrants are subject to, and qualified in their entirety by reference to, copies of the Underwriting Agreement and the Representatives’ Warrants that are filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 3, 2025, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and its amended and restated bylaws (the “Bylaws”) became effective in connection with the closing of the Public Offering. The Company’s board of directors and stockholders previously approved the amendment and restatement of these documents to be effective immediately prior to the closing of the Public Offering. A description of certain provisions of the Certificate of Incorporation and the Bylaws is set forth in the section titled “Description of Capital Stock” in the Registration Statement.

The foregoing description of the Certificate of Incorporation and the Bylaws is qualified in its entirety by reference to the Certificate of Incorporation filed as Exhibit 3.1 hereto and the Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the Public Offering, the Common Stock was approved for listing on The Nasdaq Capital Market (“Nasdaq”) under the symbol “CV” and commenced trading on Nasdaq on July 2, 2025.

On July 1, 2025, the Company issued a press release announcing the pricing of the Public Offering, and on July 3, 2025, the Company issued a press release announcing the closing of the Public Offering.

Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2. The information provided under this Item 8.01, including the accompanying press releases, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 1, 2025, by and between the Company, The Benchmark Company, LLC and Roth Capital Partners, LLC.

3.1	Amended and Restated Certificate of Incorporation of CapsoVision, Inc.

3.2	Amended and Restated Bylaws of CapsoVision, Inc.

4.1	Benchmark’s Warrant, dated July 3, 2025.

4.2	Roth’s Warrant, dated July 3, 2025.

99.1	Press Release issued on July 1, 2025.

99.2	Press Release issued on July 3, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSOVISION, INC.

Date: July 3, 2025	By:	/s/ Kang-Huai (Johnny) Wang
	Name:	Kang-Huai (Johnny) Wang
	Title	President and Chief Executive Officer